SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 10, 2005
(Date of Report; Date of Earliest Event Reported)

BORDERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan	1-13740	38-3294588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Phoenix Drive, Ann Arbor, MI 48108
(Address of Principal Executive Offices)

734-477-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 Financial Statements, Pro Forma Information and Exhibits.

Borders Group, Inc. (the “Company”) filed a Current Report on Form 8-K dated March 10, 2005, which furnished as an exhibit a press release issued by the Company containing a typographical error, which has been corrected and is attached hereto.

(c) Exhibits:

99.5 Press Release issued by Borders Group, Inc. on March 10, 2005.

SAFE HARBOR STATEMENT

       Forward-looking statements in this report should be read in conjunction with the Safe Harbor Statement in Exhibit 99.5.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borders Group, Inc.
(Registrant)

Dated: March 24, 2005	By:	/s/ EDWARD W. WILHELM
Edward W. Wilhelm
Chief Financial Officer
(Principal Financial and
Accounting Officer)

EXHIBIT INDEX

DESCRIPTION OF EXHIBITS

Exhibits:
99.5	Press Release issued by Borders Group, Inc. on March 10, 2005.